SCHEDULE OF COMPONENTS OF BASIC AND DILUTED EARNINGS PER SHARE (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019 [1]
Loss per share - Basic and Diluted*
Net loss attributable to the Company	$ (9,924,859)	$ (17,694,775)	$ (3,582,332)
Weighted average outstanding ordinary shares-Basic	12,962,452	7,373,347	6,964,740
-dilutive effect of stock options- employees
-dilutive effect of stock options- nonemployees
Weighted average outstanding ordinary shares- Diluted	12,962,452	7,373,347	6,964,740
Basic	$ (0.77)	$ (2.40)	$ (0.54)
Diluted	$ (0.77)	$ (2.40)	$ (0.54)

[1]	On July 30, 2020, the Company implemented a one-for-six reverse stock split of the Company’s issued and outstanding ordinary shares. Except shares authorized, all share and per share information has been retroactively adjusted to give effect to the reverse stock split for all periods presented, unless otherwise indicated.